Light Revolution Fund, Inc.

Supplement to Prospectus dated February 28, 2003.

This supplement is dated October 27, 2003.

The following language supplements (1) the "Highlights" section under the heading "What are the main risks of investing in the Fund?" and (2) footnote 3 under the heading "Annual Fund Operating Expenses":

Due to the Fund's current small asset levels and lack of any formal expense cap arrangements, Fund total operating expenses are likely to be higher than many other comparable funds.  Higher total operating expenses could negatively affect the Fund's returns.